1Q 2013 FLASHREPORT Data as of March 31, 2013 1Includes mortgages, credit facility and securities margin payable. 2Funds From Operations (“FFO”): A commonly accepted and reported measure of REIT operating performance. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to a REIT’s net income calculated in accordance with U.S. GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation and amortization, real estate impairment charges, and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest. Inland Diversified’s three months ended March 31, 2013 FFO was calculated as disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 (the “10-Q”) as follows (in thousands): net income attributable to common stockholders of $205; add depreciation and amortization related to investment properties of $23,353; equals FFO of $23,558. 3Inland Diversified’s distributions for 2012 and the first quarter 2013 were funded from cash flows from operations determined in accordance with U.S. GAAP. Inland Diversified intends to continue paying distributions for future periods in the amounts and at times as determined by its board of directors. The actual amount and timing of distributions is not guaranteed and depends on the amount of funds available. 4Represents the percentage of annualized consolidated base rental revenue for the three months ended March 31, 2013 as stated in the 10-Q. This material is neither an offer to sell nor a solicitation of an offer to buy any security, which can be made only by a prospectus filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers authorized to do so. TOP TENANTS(4) # OF LEASES 10 14 44 15 12 95TOTAL % OF ABR 4.4% 4.2% 2.9% 2.5% 2.2% 16.2% Inland Diversified | 2901 Butterfield Road | Oak Brook, IL 60523 | 800.826.8228 | www.inlanddiversified.com WA OR 0.8 % CA 1.0% NV 12.1% UT 3.4 % MO 3.7 % WI 3.8 % LA 2.0% AL 3.3 % GA 3.4 % VA 4.9% DE 0.3 % AZ 1.1% NE 0.6% IL 1.9% IN 1.6% OH 0.3 % NH 1.2% PA 0.6% NY 6.8 % NC 5.3 %TN 1.5%AR 1.2% MS 0.2% OK 5.2% TX 6.8 % FL 15.3 % MT ID WY CO NM KS IA MI KY ME VT WV SC MN SD ND Washington D.C. MD 1.3 % NJ 4.6 % MA 1.9 % RI 1.2 % CT 2.8 % PERCENT OF TOTAL ANNUALIZED BASE RENTS (“ABR”) AS OF MARCH 31, 2013 NO ASSETS 2.00% OR LESS 2.01% TO 4.99% 5.00% OR GREATER GEOGRAPHIC DIVERSITY PORTFOLIO SUMMARY Total Assets ............................................. $2.4 billion Debt to Total Assets(1) ........................................53% Total Number of Properties ..................................142 Total Square Feet .................................... 12.4 million Economic Occupancy ......................................97.4% FINANCIAL SUMMARY Cash Flow From Operations ................... $20.3 million Funds From Operations(2) ....................... $23.6 million Distributions Paid(3) ................................ $17.0 million Annual Distribution Rate ....................................6.0%

TENANTS BY CATEGORY Based on Total Square Feet Lifestyle, Health Clubs, Books & Phones 9.8% Dollar Stores & Off Price Clothing 17.4% Grocery 11.5% Department 9.3% Home Goods 5.5% Pet Supplies 3.3% Sporting Goods 5.0% Home Improvement 6.3% Industrial 3.4% Multi-Family 3.6% Restaurants & Fast Food 5.9% Commercial Office 3.3% Health, Doctors & Health Food 3.2% Electronics 2.1%Other 1.3% Clothing & Accessories 5.6% Consumer Services, Salons, Cleaners & Banks 3.5% Important Disclosures This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by a prospectus, filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers authorized to do so. An investment in Inland Diversified Real Estate Trust, Inc. (“Inland Diversified”) involves a high degree of risk. Consult Inland Diversified’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for more information on the specific risks. All properties represented in photographs herein are owned by Inland Diversified or its subsidiaries. The companies depicted in photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Diversified by the companies. Further, none of these companies are affiliated with Inland Diversified in any manner. The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, dealer manager for Inland Diversified. Inland Securities Corporation, member FINRA/SIPC. 1Q 2013 FLASHREPORT Data as of March 31, 2013 Date first published 5/24/11 Current publication 6/11/13 Inventory IDIVFLRV3-2 Inland Diversified | 2901 Butterfield Road | Oak Brook, IL 60523 | 800.826.8228 | www.inlanddiversified.com 1. Complete capital raise (August 2012) 2. Fully invest capital (December 2012) 3. Asset management (ongoing) 4. Value-add transactions (ongoing) 5. Form special committee of independent directors to consider liquidity options (complete) 6. Retain investment bank to advise the special committee on liquidity options (retained Wells Fargo Securities on 06/07/13) 7. Pursue liquidity event (ongoing) STRATEGIC GOALS: